AEGON/TRANSAMERICA SERIES TRUST

Supplement dated September 6, 2005 to the Prospectus dated May 1, 2005, as previously supplemented

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Transamerica Growth Opportunities

The following supplements, amends and replaces information, as applicable, that currently appears under Management – Portfolio Managers in your prospectus:

Edward S. Han

Portfolio Manager (co)

Edward S. Han is Principal and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Han is the Co-Manager of the ATST Transamerica Growth Opportunities Portfolio. He also manages institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. He joined TIM in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine. Mr. Han has 11 years of investment experience.

John J. Huber, CFA

Portfolio Manager (co)

John J. Huber is Principal and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Huber is the Co-Manager of the ATST Transamerica Growth Opportunities Portfolio (since August 2005). He also manages institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber’s analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has seven years of investment experience.

Investors Should Retain This Supplement For Future Use